SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Central European Equity Fund is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.


                              THE CENTRAL EUROPEAN
                                EQUITY FUND, INC.
                                  ANNUAL REPORT
                                OCTOBER 31, 2002

                                 [LOGO OMITTED]
                                     3 RINGS

THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY THE DEUTSCHE BANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies as well as in Russia.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

6277

                                 [LOGO OMITTED]
                                     3 RINGS


                              THE CENTRAL EUROPEAN
                                EQUITY FUND,INC.

LETTERTO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               December 16, 2002
Dear Shareholder,
   We are pleased to report that for the fiscal year ended October 31, 2002, the Central European Equity Fund's net asset value per share rose 17.1%, and its share price increased by 23.4%. The Fund's benchmark, the CECE Index, rose 14.7% during the same period. The Central European region significantly outperformed developed markets. During the same period, the S&P 500 Index declined 16.4% and the MSCI Europe Index declined 15.6% in US dollar terms.
   The Fund's strong outperformance was due to both country allocation and stock selection. The Fund's overweight position in Russia contributed significantly to the outperformance. The Russian equity market rose 75.8% during the Fund's fiscal year. Underweighting Poland also contributed to the outperformance. Poland's equity market underperformed the region, falling 4.6% over the past year. Poland is still working its way out of the central bank's excessive monetary tightening from 2 years ago. However, last year, the central bank reversed its course by aggressively lowering interest rates. Poland's economic growth in 2003 is expected to triple the level of growth achieved this year. Stock selection was also a key in the Fund's outperformance. Pliva, the Fund's only holding in Croatia, rose 44.9% during the past fiscal year. This company is Eastern Europe's largest drugmaker and has been expanding abroad during the past two years. Pliva has thirty-two new generic drugs pending approval in Europe and the US. The Fund's bank stocks, one of the biggest weighted sectors in the Fund, were consistently strong performers all year. During the past year, the Fund's top bank holdings, Bank Pekao, OTP Bank and Komercni Banka rose 27%, 45%, and 102%, respectively. EU Membership is expected to increase both economic growth and wages and lead to lower interest rates - an environment where banks should thrive.
   On October 20th Ireland ratified the Treaty of Nice, removing another obstacle in allowing the EU to expand eastward and allow 10 countries, including Poland, Hungary and the Czech Republic to join by December 2004. Most of the countries are close to fulfilling the accession requirements. Membership in the European Union is the first step towards full participation in the Euro, Europe's single currency. It will boost growth by reducing interest rates across the region and will stimulate trade by removing trade barriers and exchange rate risk. Promoting stability is one of the key reasons for expansion. It will also create a market of 450 million consumers, larger than NAFTA that groups together the US, Mexico and Canada.
   At the November 1, 2002 Board Meeting, the Directors of the Central European Equity Fund decided to modify its benchmark to include the Russian equity market, in order for the benchmark to reflect more closely its investments. Effective November 1st , the new benchmark will be comprised of 85% CECE Index and 15% the Russian RTX Index. Both indices are calculated by the Vienna Stock Exchange.
   We believe the Central European Equity Fund continues to be an attractive investment opportunity. Economic growth outpaces other European markets while valuations remain very attractive. The Fund's discount to net asset value averaged 16.6% during the fiscal year ended October 31, 2002, compared with 21.4% for the same period last year.
   Sincerely,

   /s/ CHRISTIAN STRENGER
   /s/ RICHARD T. HALE


   Christian Strenger      Richard T. Hale
   Chairman                President

  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,
    PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE
                              VISIT WWW.CEEFUND.COM

FUND HISTORY AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------


STATISTICS:
Net Assets ..........................................             $1,126,466,554
Shares Outstanding ..................................                  7,938,463
NAV Per Share .......................................              $       15.93



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                                                            ORDINARY    LT CAPITAL
  DATE                                                              INCOME        GAINS         TOTAL
--------                                                           --------    ----------     --------
11/19/01 .......................................................   $   0.23           --      $   0.23
11/16/98 .......................................................   $   0.14           --      $   0.14
9/1/98 .........................................................   $   0.01     $   0.01      $   0.02
11/17/97 .......................................................   $   1.54     $   5.01      $   6.55
9/3/97 .........................................................         --     $   0.02      $   0.02
12/19/96 .......................................................   $   0.11     $   1.79      $   1.90



TOTAL RETURNS:

                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                            --------------------------------------------------------------------------
                                              2002             2001            2000            1999            1998
                                            --------         --------        ---------       --------       ----------
Net Asset Value .........................    17.05%          (14.31)%            .94%           2.48%         (26.09)%
Market Value ............................    23.43%           (7.79)%          (5.00)%         (3.29)%        (22.89)%
Benchmark ...............................    14.68%(1)       (20.40)%(2)        2.05%(3)       19.31%(3)      (24.68)%(3)

---------------------------------------------------------------------------------------------------------------------------
(1) Represents the CECE Index.
(2) Represents the customized MSCI Index for the 2 months ended 12/31/00 and the
CECE Index for the 10 months ended 10/31/01. The Fund changed its benchmark from the  customized  MSCI Index to the CECE Index on January 1, 2001.
(3) Represents the MSCI Index.



OTHER INFORMATION:
NYSE Ticker Symbol ...................................              CEE
NASDAQ Symbol ........................................            XCEEX
Dividend Reinvestment Plan ...........................              Yes
Voluntary Cash Purchase Program ......................              Yes
Annual Expense Ratio .................................           11.55%

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1. Telekomunikacja Polska (Poland)                 11.3
 2. Bank Pekao (Poland)                              9.2
 3. Mol Magyar Olaj-ES Gazipari (Hungary)            8.3
 4. OTP Bank (Hungary)                               7.7
 5. Polski Koncern Naftowy (Poland)                  6.9

                                                    % of
                                                  Portfolio
                                                  ---------
 6. Matav (Hungary)                                  6.0
 7. Gedeon Richter (Hungary)                         4.8
 8. Komercni Banka (Czech Republic)                  4.5
 9. Yukos (Russia)                                   4.0
10. Surgutneftegaz (Russia)                          3.9

--------------------------------------------------------------------------------

                                 [GRAPHIC OMITTED]
                                       MAP

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

QUESTION:  Why are you so bullish on Russia?

ANSWER: We believe Russia is one of the most attractive emerging markets in which to invest. It has made huge gains in establishing political stability, and with relatively high oil prices, it has achieved a high level of economic stability. In addition, the Russian economy has become more diversified and is therefore less dependent on oil and gas prices. Economic growth over the next few years is expected to be very strong. This year, as well as next year, Russia's economy is expected to grow by 4.0%. This is among the strongest growth rates in the world. Moreover, Russian equities are still quite attractive. The Russian equity market trades at a price-earnings ratio of 6.9x. With similar economic growth, China and India's equity markets trade at P/E ratios of 11.4x and 11.6x 2002 earnings, respectively. The US equity market trades at a P/E ratio of 26.4x. The low valuation in Russia is largely due to the debt default of 1998, which is still fresh in the minds of many investors. However, with Russia recently paying off an international debt obligation for the very first time, and improved government effectiveness since the arrival of Vladimir Putin (where compliance in tax payments have risen sharply and the state budget now running regular surpluses), a re-rating of Russia creditworthiness is over due. In fact, the major rating agencies have put Russia under review with the intention of raising its credit rating. We also believe that Russia will gain some additional economic benefits for its strong support of the US in its fight against terrorism. There is growing expectation of foreign debt restructuring over the coming months which will reduce its debt service bill, and longer term, there is growing talk of Russia joining the World Trade Organization. By joining the WTO, Russia would be open to large amounts of foreign direct investment, and it would have to strengthen its laws concerning shareholder rights. Both of these steps would increase the attractiveness of the Russian equity market.

QUESTION: With a significant amount of your assets in Russia and your positive assessment of the country's economic situation, should you not add a Russian component to your index comparison?

ANSWER: Yes it makes sense to add Russia to our index, as otherwise the benchmark comparison would not be a fair one. Especially, as we plan to further increase the exposure to Russia, the Fund's deviation from its current benchmark would only increase. To provide a better comparison for shareholders, we have therefore decided to combine the widely used Russian equity index (RTX), weighted at 15%, and the CECE Index with a weighting of 85%. Both indices are calculated daily by the Vienna Stock Exchange.


Hanspeter Ackermann,  Chief  Investment  Officer of the Central  European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------


ECONOMIC OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES

POLAND
There are clear signs that Poland's economic recovery is forthcoming. The excessive tightening by the Polish Central Bank was the main factor in reducing Poland's economic growth from the 4-5% range of recent years to 1.2% for 2002. Fortunately, the Central Bank has taken steps to reverse the tight monetary policy. Since December 2000, the official interest rate has been cut by 1200 basis points. However, in our view, interest rates are still too high, and with real interest rates (interest rates minus inflation) of +5.0%, we believe the Polish Central Bank will continue to aggressively ease interest rates in 2003. For comparison, the real official interest is currently -0.3% in the US. A positive effect of the sluggish growth and high interest rates was it induced significant drop in inflation and improvement in the current account deficit. Inflation, which was a problem only a few years ago (10.2% in 2000) has now fallen to just 1.3% in recent months and should average 2.3% for the entire year. Similarly, the current account deficit has fallen from 6% of GDP in 1999 to about 4% this year. For 2003, we expect Poland's economic growth to reach 3.5%, more than triple the growth achieved this year. In early October the European Commission declared that Poland, along with 9 other countries, including Hungary and the Czech Republic, should fulfill the conditions of membership and qualify for joining the EU in 2004.

HUNGARY
Hungary has continued to be the best performing country in the region in terms of economic activity, with estimated economic growth of 3.4% this year and 4.1% next year. At the same time, there has been a significant decline in inflation, falling from 9.2% last year to 5.5% this year. Hungary's economic performance has been quite extraordinary given the country's large exposure to foreign trade with Western Europe. Hungary has successfully stimulated domestic demand, particularly the construction and service sectors, through its loose fiscal policy. Private consumption benefited from wage hikes in the public sector and large-scale public investment projects. Many of these large public projects are being funded by the substantial amounts of foreign capital that Hungary has attracted over the past few years.

RUSSIA
The economic outlook in Russia has actually improved in the last few months. Despite the rise in global uncertainties, the Russian economy has maintained its strong economic growth. Private consumption has been the main driving force. As a result, our forecast for real GDP growth has been raised to 4.0% for both this year and next year. Inflation, while still in double digits, has shown a steady decline over the past four years, falling from 37% in 1999 to 15.1% this year. Inflation is expected to fall to 12.8% next year. High oil prices have continued to boost the value of exports and have contributed to large trade surpluses. There has also been some further progress in structural reforms, including a new bankruptcy law which gives better protection to foreign investors. Furthermore, inflow of foreign capital to Russia has continued unabated, boosting foreign exchange reserves. It is increasingly going into direct investments, especially in the oil and gas industries. US oil companies are planning a significant increase in their Russian investments, with the encouragement of the US government, which is interested in expanding Russian oil production in order to become less dependent on the Middle East.

CZECH REPUBLIC
The Czech economy has continued to perform relatively well, considering the persistent weakness in Western Europe. The main reason for successfully weathering the global economic slowdown has been the counter-cyclical economic policy. In particular, avoiding Poland's mistake of prolonged monetary tightness, the Czech Central Bank cut short-term interest rates to their lowest level on record. This, together with an expansionary fiscal policy provided sufficient stimulus to the economy. A solid GDP growth rate of 3.2% this year and 3.8% next year would have been possible if it were not for the disastrous floods of last summer. Even though the economic impact has been mitigated by additional budget spending of about $1.2 billion and by foreign aid, real economic growth estimates for this year have been reduced to 2.6% and 3.6% for 2003. Inflation has been subdued, falling from 4. in 2001 to 2.3% this year and unemployment has also been gradually declining, falling from 8.5% last year to 8.2% this year. The Czech Republic was one of the ten countries selected to join the European Union in 2004. Its negotiations with the EU should be much easier than those of Poland since it has a much smaller agricultural sector.

  ----------------------------------------------------------------------------
        For further information about the Central European economies and to read THE WALL STREET JOURNAL article entitled "Deutsche
               Bank Fund Focuses on Central Europe," please visit
                                www.ceefund.com.
  ----------------------------------------------------------------------------


DIRECTORS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------

NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------               --------------------------------------------
Detlef Bierbaum, 59(2)              Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management). Member of the
   Class I                          Supervisory Boards of ESCADA Aktiengesellschaft, Tertia
                                    Handelsbeteiligungsgesellschaft mbH, Douglas AG, LVM Landwirtschaftlicher
                                    Versicherungsverein, Monega KAG and AXA Investment Manager

John A. Bult, 65(1)(2)              Chairman of PaineWebber International (1985 to present). Director of The France
   Class II                         Growth Fund, Inc. and The Greater China Fund, Inc.

Ambassador                          Chairman, Diligence LLC, formerly IEP Advisors, Inc. (1998 to present); Chairman
   Richard R. Burt, 55(3)           of the Board, Weirton Steel Corp. (1996 to present); Member of the Board, IGT, Inc.,
   Class I                          Hollinger International, Inc. (1995 to present),  HCL Technologies, Inc. (1999 to present) and Anchor Gaming Corp. (1999 to present); Director, Brinson Mutual Funds
                                    (formerly Mitchell Hutchins family of funds) (1995 to present); and Member Textron
                                    Corporation International Advisory Council (1996 to present). Partner,
                                    McKinsey & Company (1991-1994). U.S. Ambassador to the Federal Republic of Germany (1985-1989).



Edward C. Schmults, 71              Consultant. Member of the Board of Directors of Green Point Financial Corp.;
   Class I                          Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Senior Vice
                                    President-- External Affairs and General Counsel of GTE Corporation (1984-1994).
                                    Deputy Attorney General of the U.S., Department of Justice (1981-1984).

Christian H. Strenger, 58(1)(2)     Director of DWS Investment GmbH (since 1999). Managing Director of DWS--
   Class III                        Deutsche Gesellschaft fur Wertpapiersparen mbH (1991-1999). Chairman of Deutsche Fund
                                    Management, Inc. (1997-2000). Member of the Supervisory Boards of Fraport AGand Metro AG.

Dr. Juergen F. Strube, 62           Chairman of the Board of Executive Directors of BASF AG. Member of the
   Class II                         Supervisory  Boards of Allianz  Lebensversicherungs-AG,  Bertelsmann
                                    AG, BMW AG, Commerzbank AG, Hapag-Lloyd AG, Hochtief AG and Linde AG.



DIRECTORS OF THE FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------               ------------------------------------------------------

Robert H. Wadsworth,  62(1)(3)      President,  Robert H. Wadsworth Associates,  Inc. (1982 to  present).  Formerly
  Class II                          President and Trustee, Trust for Investment Managers (1999 to 2002),  President,
                                    Investment Company Administration,  LLC (1992-2001) and President, Treasurer and
                                    Director,   First  Fund   Distributors,   Inc.   (1990-2002).   Vice  President,
                                    Professionally   Managed  Portfolios   (1992-2002)  and  Advisors  Series  Trust
                                    (1997-2002)  (registered  investment  companies);   President,  Guinness  Flight
                                    Investment Funds, Inc. (registered  investment  companies)  (1994-1998).

Werner Walbrol, 64                  President and Chief Executive Officer of the German American Chamber of
Class III                           Commerce,  Inc. and the European American Chamber of Commerce, Inc.
                                    Director of TUV  Rheinland  of North  America,  Inc.  President  and Director of
                                    German  American  Partnership  Program,  Director of AXA Nordstern Art Insurance
                                    Corporation, Member of the Advisory Board of Abels & Grey.

-----------
Each has served as a Director of the Fund since the Fund's inception in 1990 except for Ambassador Burt who was elected to the Board on June 30, 2000. The term of office for Directors in Class III expires at the 2003 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and Deutsche Asset Management VIT Trust. They also serve as Directors/Trustees of the Morgan Grenfell Investment Trust, Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., and Deutsche Bank Alex. Brown Cash Reserves Fund, Inc. They also serve as Directors/Trustees of RREEF Securities Trust, an open-end investment company, and RREEF Real Estate Fund, Inc., a closed-end investment company. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

OFFICERS OF THE FUND
---------------------------------------------------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------                      ------------------------------------------------------
Richard T. Hale, 56                 Trustee and/or President of each of the investment companies advised by Deutsche
   President and Chief              Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset
   Executive Officer                Management; Managing Director, Deutsche Bank Securities Inc.; Director and President,
                                    Investment Company Capital Corp.

Hanspeter Ackermann, 45             President of Deutsche Bank  Investment  Management  Inc.,  Managing  Director of
   Chief Investment Officer         DeutscheBank  Securities Inc., Managing Director and Senior International Equity
                                    Portfolio Manager of Bankers Trust Co.,  President and Managing Partner of Eiger
                                    Asset  Management  (1993-1996),  Managing  Director  and  CIO of  SBC  Portfolio
                                    Management International (1983-1993).

Robert R. Gambee, 59                Director (since 1992), First Vice President  (1987-1991) and Vice President
   Chief Operating Officer          (1978-1986) of Deutsche Bank Securities Inc., Director, DeutscheBank AG,
   and Secretary                    Director, Bankers Trust Co. Secretary of Flag Investors Funds, Inc. and Deutsche Bank
                                    Investment Management, Inc. (1997-2000).

Joseph Cheung, 44                   Vice President (since 1996), Assistant Vice President (1994-1996) and Associate
   Chief Financial Officer          (1991-1994) of Deutsche Bank Securities Inc.
   and Treasurer

-----------
Each also serves as an Officer of The Germany Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

   The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year                               1998              1999              2000             2001            2002
                                       -----------       ----------       -----------       ----------      ----------
Shares repurchased                      2,680,954         1,270,800         1,106,500         686,975         201,600
Shares issued for
   dividend reinvestment                2,082,693            66,019                --              --          96,643


VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

   The Fund collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Fund but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name" such as brokers or banks.
   We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.
   We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2002
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ---------------

INVESTMENTS IN POLISH
    COMMON STOCKS--41.4%
            BANKS--10.1%
  114,746   Bank Pekao ....................  $   2,737,739
   38,000   Bank Pekao (ADR)+ .............        904,400
  320,000   Bank Pekao (GDR) ..............      7,616,000
   24,556   Bank Przemyslowo-Handlowy* ....      1,534,750
                                             -------------
                                                12,792,889
                                             -------------
            COMPUTER & PERIPHERALS--2.2%
  115,181   Computerland* .................      2,770,972
                                             -------------
            CONSTRUCTION & ENGINEERING--1.6%
  283,410   Budimex* ......................      1,968,125
  169,982   Mostostal Zabrze* .............         63,659
                                             -------------
                                                 2,031,784
                                             -------------
            DIVERSIFIED TELECOMMUNICATION
                SERVICES--10.9%
2,298,207   Telekomunikacja Polska* ........     7,837,387
1,690,000   Telekomunikacja Polska (ADR)*+ .     5,661,500
   95,000   Telekomunikacja Polska (GDR)* ..       318,250
                                             -------------
                                                13,817,137
                                             -------------
            HOTEL RESTAURANTS & LEISURE--0.2%
   42,423   Orbis                                  194,123
                                             -------------
            HOUSEHOLD DURABLES--1.6%
  190,000   Cersanit-Krasnystaw*                 2,002,728
                                             -------------
            MEDIA--1.8%
    6,315   Agora*                                  84,733
    8,600   Agora (GDR)*                           114,810
  150,800   Agora (GDR)*+                        2,013,180
                                             -------------
                                                 2,212,723
                                             -------------
            METAL & MINING--2.7%
1,063,081   KGHM Polska Miedz*                   3,229,847
   40,000   KGHM Polska Miedz (GDR)*               240,000
                                             -------------
                                                 3,469,847
                                             -------------
            OIL & GAS--6.7%
  261,000   Polski Koncern Naftowy               1,242,857
  184,500   Polski Koncern Naftowy (GDR)         1,752,750
  570,000   Polski Koncern Naftowy (GDR)+        5,415,000
                                             -------------
                                                 8,410,607
                                             -------------


   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------

            REAL ESTATE--2.6%
  128,000   Echo Investment*                 $   1,085,714
  256,000   Echo Investment Certificates*        2,171,429
                                             -------------
                                                 3,257,143
                                             -------------
            SOFTWARE--1.0%
    5,275   Prokom Software*                       156,340
   62,000   Prokom Software (GDR)*                 909,540
   20,000   Softbank*                               53,572
   78,442   Softbank (GDR)*(a)                     210,112
                                             -------------
                                                 1,329,564
                                             -------------
            Total Investments in Polish
              Common Stocks
              (cost $51,511,220)                52,289,517
                                             -------------

INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--28.2%
            AUTOMOBILES--0.3%
   94,667   Raba                                   441,374
                                             -------------
            BANKS--7.5%
  337,400   OTP Bank                             2,979,210
  365,000   OTP Bank (GDR)                       6,442,250
                                             -------------
                                                 9,421,460
                                             -------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--5.8%
  686,804   Matav*                               2,134,764
  338,000   Matav (ADR)                          5,249,140
                                             -------------
                                                 7,383,904
                                             -------------
            OIL & GAS--8.0%
   80,000   Mol Magyar Olaj-ES Gazipari          1,650,648
  416,000   Mol Magyar Olaj-ES Gazipari (GDR)    8,486,400
                                             -------------
                                                10,137,048
                                             -------------
            PHARMACEUTICALS--6.6%
   45,325   Egis                                 2,392,209
   60,089   Gedeon Richter                       3,105,086
   55,000   Gedeon Richter (GDR)                 2,805,000
                                             -------------
                                                 8,302,295
                                             -------------
            Total Investments in Hungarian
              Common Stocks
              (cost $28,491,402)                35,686,081
                                             -------------

--------------------------------------------------------------------------------
* Non-income producing security.
+ 144A-- Restricted to resale to institutional investors only.
(a) Fair valued security.
ADR-- AmericanDepository Receipt
GDR-- Global DepositoryReceipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------       -------------

INVESTMENTS IN RUSSIAN SECURITIES--14.3%
            INVESTMENT FUND--0.8%
            DIVERSIFIED FINANCIAL--0.8%
   50,000   Fleming Russia Securities Fund*
              (cost $937,500)                $   1,075,000
                                             -------------
            COMMON STOCKS--13.1%
            BANKS--0.2%
        1   UBS Sberbank PERLES                    280,500
                                             -------------
            ELECTRIC UTILITIES--0.7%
   80,000   Unified Energy Systems (GDR)           872,000
                                             -------------
            METAL & MINING--1.6%
   98,000   JSC MMC Norilsk Nickel (ADR).        1,950,200
                                             -------------
            OIL & GAS--8.7%
   20,000   Gazprom (ADR)*                         267,000
   17,500   Lukoil (ADR)                         1,144,500
  266,500   Surgutneftegaz (ADR)                 4,742,794
   35,150   Yukos (ADR)                          4,868,275
                                             -------------
                                                11,022,569
                                             -------------
            WIRELESS TELECOMMUNICATION
            SERVICES--1.9%
   21,700   Mobile Telesystems (ADR)               710,024
   60,000   Vimpel Communications (ADR)*         1,692,000
                                             -------------
                                                 2,402,024
                                             -------------
            Total Common Stocks
              (cost $14,055,729)                16,527,293
                                             -------------
            PREFERRED STOCK--0.4%
            ELECTRIC UTILITIES--0.4%
   50,000   Unified Energy Systems (ADR)
              (cost $655,809)                      447,500
                                             -------------
            Total Investments in Russian
              Securities
              (cost $15,649,038)                18,049,793
                                             -------------

INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS--11.0%
            BANKS--4.4%
    9,500   Komercni Banka                         598,500
  234,996   Komercni Banka (GDR)                 4,934,916
                                             -------------
                                                 5,533,416
                                             -------------

            CHEMICALS--0.6%
  720,000   Unipetrol*                       $     752,915
                                             -------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--2.3%
  381,000   Cesky Telecom*                       2,654,894
   35,000   Cesky Telecom (GDR)*                   245,000
                                             -------------
                                                 2,899,894
                                             -------------
            INDUSTRIAL
              CONGLOMERATES--2.0%
  901,000   Ceske Energeticke Zavody             2,524,085
                                             -------------
            MEDIA--0.5%
  101,730   Ceske Radiokomunikace (GDR)            635,813
                                             -------------
            TOBACCO--1.2%
    4,300   Philip Morris Cr*                    1,556,880
                                             -------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $12,291,857)                13,903,003
                                             -------------

INVESTMENT IN CROATIAN
    COMMON STOCK--1.2%
            PHARMACEUTICALS--1.2%
  125,000   Pliva D.D. (GDR)*
              (cost $1,504,850)                  1,512,500
                                             -------------

INVESTMENT IN AUSTRIAN
    COMMON STOCK--0.5%
            IT CONSULTING & SERVICES--0.5%
  104,840   S & T System Integration &
              Technology*
              (cost $1,660,883)                    647,845
                                             -------------

INVESTMENT IN SWEDISH
    COMMON STOCK--0.2%
            OIL & GAS--0.2%
   52,000   Vostok Nafta Investment (SDR)*
              (cost $265,840)                      271,614
                                             -------------
            Total Investments--96.8%
              (cost $111,375,090)              122,360,353
            Cash and other assets in excess
              of liabilities--3.2%               4,106,201
                                             -------------

            NET ASSETS--100.0%               $ 126,466,554
                                             =============


--------------------------------------------------------------------------------
* Non-income producing security.
  ADR -- American Depository Receipt
  GDR -- Global Depository Receipt
  SDR -- Swedish Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $111,375,090) .........................................................       $122,360,353
Cash and foreign currency (cost $3,965,778) .......................................................          3,965,261
Receivable for securities sold ....................................................................          1,139,408
Foreign withholding tax refund receivable .........................................................             76,293
Dividend receivable ...............................................................................            275,796
Interest receivable ...............................................................................              3,468
                                                                                                          ------------
   Total assets ...................................................................................        127,620,579
                                                                                                          ------------
LIABILITIES
Payable for securities purchased ..................................................................            935,335
Management fee payable ............................................................................             64,011
Investment advisory fee payable ...................................................................             33,741
Payable for shares repurchased ....................................................................             20,888
Payable for Directors' fees and expenses ..........................................................              2,750
Accrued expenses and accounts payable .............................................................             97,300
                                                                                                          ------------
   Total liabilities ..............................................................................          1,154,025
                                                                                                          ------------
NET ASSETS ........................................................................................       $126,466,554
                                                                                                          ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) .........................................       $225,386,203
Cost of 5,567,512 shares held in treasury .........................................................        (81,987,225)
Accumulated net realized loss on investments and foreign currency transactions ....................        (27,921,965)
Net unrealized appreciation of investments and foreign currency ...................................         10,989,541
                                                                                                          ------------
Net assets ........................................................................................       $126,466,554
                                                                                                          ============

Net asset  value  per share  ($126,466,554 / 7,938,463  shares of common
   stock issued and outstanding) ..................................................................             $15.93
                                                                                                                ======

See Notes to Financial Statements.


THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          FOR THE YEAR
                                                                                                              ENDED
                                                                                                           OCTOBER 31,
                                                                                                              2002
                                                                                                          -----------
NET INVESTMENT LOSS
Investment income
   Dividends (net of foreign withholding taxes of $261,221) .......................................        $1,323,535
   Interest .......................................................................................            36,574
   Securities lending, net ........................................................................             3,915
                                                                                                          -----------
Total investment income ...........................................................................         1,364,024
                                                                                                          -----------
Expenses
   Management fee .................................................................................           786,424
   Investment advisory fee ........................................................................           412,158
   Custodian and Transfer Agent's fees and expenses ...............................................           239,908
   Reports to shareholders ........................................................................           156,530
   Directors' fees and expenses ...................................................................           128,187
   Legal fee ......................................................................................            65,112
   Audit fee ......................................................................................            55,000
   NYSE listing fee ...............................................................................            35,000
   Miscellaneous ..................................................................................            52,312
                                                                                                          -----------
   Total expenses before custody credits* .........................................................         1,930,631
   Less: custody credits ..........................................................................           (14,934)
                                                                                                          -----------
   Net expenses ...................................................................................         1,915,697
                                                                                                          -----------
Net investment loss ...............................................................................          (551,673)
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investments ....................................................................................       ((6,812,935)
   Foreign currency transactions ..................................................................          (245,256)
Net change in unrealized appreciation/depreciation on:
   Investments ....................................................................................        26,064,511
   Translation of other assets and liabilities from foreign currency ..............................            73,710
                                                                                                          -----------
Net gain on investments and foreign currency transactions .........................................        19,080,030
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................       $18,528,357
                                                                                                          ===========

--------------
* The custody credits are attributable to interest earned on U.S. cash balances.



See Notes to Financial Statements.


THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                                   ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ................................................      $  (551,673)       $    773,235
   Net realized gain (loss) on:
     Investments ...............................................................       (6,812,935)        (14,945,432)
     Foreign currency transactions .............................................         (245,256)          1,047,369
   Net change in unrealized appreciation/depreciation on:
     Investments ...............................................................       26,064,511          (7,974,526)
     Translation of other assets and liabilities from foreign currency .........           73,710             (54,038)
                                                                                     ------------        ------------
   Net increase (decrease) in net assets resulting from operations .............       18,528,357         (21,153,392)
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income .......................................................         (773,235)                 --
   Net realized foreign currency gains .........................................       (1,075,073)                 --
                                                                                     ------------        ------------
   Total distributions to shareholders (a) .....................................       (1,848,308)                 --
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
   (96,643 and 0 shares, respectively)                                                  1,107,536                  --
   Cost of shares repurchased (201,600 and 686,975 shares, respectively)               (2,534,344)         (8,556,770)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions                          (1,426,808)         (8,556,770)
                                                                                     ------------        ------------
Total increase (decrease) in net assets                                                15,253,241         (29,710,162)

NET ASSETS
Beginning of year                                                                     111,213,313         140,923,475
                                                                                     ------------        ------------
End of year (including undistributed net investment income of $-0- and $773,235
   as of October 31, 2002 and 2001, respectively)                                    $126,466,554        $111,213,313
                                                                                     ============        ============

-----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary income.

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central European Equity Fund, Inc. (formerly The Future Germany Fund, Inc. or the "Fund") commenced investment operations on March 6, 1990 as a non-diversified, closed-end management investment company incorporated in Maryland. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended October 31, 2002, the Fund reclassified permanent book and tax differences as follows:

                                                 INCREASE
                                                (DECREASE)
                                                ---------
Undistributed net investment income             $ 551,673
Undistributed net realized gain on investments
  and foreign currency transactions               272,960
Paid-in capital                                  (824,633)

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended October 31, 2002, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $20,790 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments,
for  the  year  ended  October  31,  2002  were   $69,054,228  and  $70,885,279,
respectively.

The cost of investments at October 31, 2002 was $111,636,917 for United States Federal income tax purposes. Accordingly, as of October 31, 2002, net unrealized appreciation of investments aggregated $10,723,436, of which $22,494,809 and $11,771,373 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2002 of approximately $27.8 million, of which $6.0 million, $15.0 million and $6.8 million will expire in 2006, 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
No securities were on loan at October 31, 2002. For the year ended October 31, 2002, the Fund earned $3,915 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the years ended October 31, 2002 and 2001, the Fund purchased 201,600 and 686,975 of its shares of common stock on the open market at a total cost of $2,534,344 and $8,556,770, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 16.9% and 22.2%, respectively. These shares are held in treasury.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                               FOR THE YEARS ENDED OCTOBER 31
                                                          -----------------------------------------------------------------------
                                                            2002            2001            2000            1999           1998
                                                          --------        --------        --------        --------       --------
Per share operating performance:
Net asset value:
Beginning of year ..............................           $13.83          $16.14          $15.99          $15.74         $28.00
                                                           ------          ------          ------          ------         ------
Net investment income (loss) ...................             (.07)            .10            (.09)           (.08)           .13
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions             2.37           (2.70)           (.38)            .09          (6.18)
                                                          --------        --------        --------        --------       -------
Increase (decrease) from investment operations .             2.30           (2.60)           (.47)            .01          (6.05)
                                                          --------        --------        --------        --------       -------
Increase resulting from share repurchases ......              .06             .29             .62             .40            .82
Distributions from net investment income .......             (.10)             --              --            (.13)          (.01)
Distributions from net realized
   foreign currency gains ......................             (.13)             --              --            (.01)            --
Distributions from net realized
   short-term capital gains ....................               --              --              --              --          (1.54)
Distributions from net realized
   long-term capital gains .....................               --              --              --              --          (5.02)
                                                          --------        --------        --------        --------       -------
Total distributions+ ...........................             (.23)             --              --            (.14)         (6.57)
                                                          --------        --------        --------        --------       -------
Dilution in NAV from dividend reinvestment .....             (.03)             --              --            (.02)          (.46)
                                                          --------        --------        --------        --------       -------
Net asset value:
   End of year .................................           $15.93          $13.83          $16.14          $15.99         $15.74
                                                          ========        ========        ========        ========       =======
Market value:
   End of year .................................           $13.25          $10.95  $        11.875 $        12.50       $13.0625
Total investment return for the year:++
   Based upon market value .....................            23.43%          (7.79)%         (5.00)%         (3.29)%       (22.89)%
   Based upon net asset value ..................            17.05%         (14.31)%           .94%           2.48%        (26.09)%
Ratio to average net assets:
   Total expenses before custody credits* ......             1.55%           1.66%           1.37%           1.44%          1.20%
   Net investment income (loss) ................             (.44)%           .63%           (.44)%          (.44)%          .56%
Portfolio turnover .............................            57.77%          57.83%          59.17%          60.35%         97.48%
Net assets at end of year (000's omitted) ......         $126,467        $111,213        $140,923        $157,265       $173,825


-------------
 + For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                      $0.23              --              --           $0.14          $1.55
       Long term capital gains                                 --              --              --              --           5.02
                                                            -----            ----            ----           -----          -----
                                                            $0.23              --              --           $0.14          $6.57
                                                            -----            ----            ----           -----          -----

++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the begin-ning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

* The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.54%, 1.62%, 1.35%, 1.43% and 1.17% for 2002, 2001, 2000, 1999
   and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
The Central European Equity Fund, Inc.
   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York,New York
December 11, 2002

REPORT OF STOCKHOLDERS' MEETING
(UNAUDITED)
--------------------------------------------------------------------------------

AMENDMENT OF THE
NON-FUNDAMENTAL POLICY
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund held its Annual Meeting of Stockholders on June 13, 2002. The three matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                 VOTING RESULTS*
                                         ------------------------------
                                                         AGAINST/
                                                                        BROKER
                                  FOR     WITHHELD     ABSTAINED     NON-VOTES**
                                  ---     --------     ---------    ------------
1. Election of the following
   Directors:
   John Bult                    5,899       948            --             --
   Dr. Juergen F. Strube        5,728     1,119            --             --
   Robert H. Wadsworth          5,899       948            --             --

2. Selection of Independent
   Accountants                  6,705        86            56             --

3. A stockholder proposal
   to terminate the
   investment advisory
   agreement between
   Deutsche Asset Management
   International GmbH and
   the Fund                       646     2,552           473          4,329
  * In thousands of shares.

** A "broker non-vote" is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

   The Board of Directors adopted the following non-fun-damental policy for the Fund at its April 26, 2002 meeting:

1. The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus 80% of any borrowings made for investment purposes) in equity securities of issues domiciled in Central Europe;

2.   For this purpose, an issuer is "domiciled" in a country or region if

     (a) It is organized under the laws of that country, or a country within that region,

     (b) It maintains its principal place of business in that country or region,

     (c) It derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, as determined in good faith by the Manager,

     (d) It has 50% or more of its assets in that country or region, as determined in good faith by the Manager, or

     (e) Its equity securities are traded principally in that country or region. If an issuer could be considered domiciled in more than one country under the above criteria, the Manager shall determine the appropriate domicile in the issuer's circumstances based on the predominant criterion or criteria. For this purpose, the term "Central Europe" has the meaning set forth in the Fund's investment objective.

3. The Fund will provide its shareholders with at least 60 days' prior notice of any change in the above policy.

     The effective date of the above non-fundamental policy was July 31, 2002.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A stockholder should read the Plan brochure carefully before enrolling in the Plan.
   Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

     Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant.

   Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES
  31 WEST 52ND STREET, NEW YORK, NY 10019
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL

  INDEPENDENT ACCOUNTANTS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR
  DETLEF BIERBAUM
  DIRECTOR
  JOHN A. BULT
  DIRECTOR
+ RICHARDR. BURT
  DIRECTOR
+ EDWARD C. SCHMULTS
  DIRECTOR
  DR. JUERGEN F. STRUBE
  DIRECTOR
+ ROBERT H. WADSWORTH
  DIRECTOR
+ WERNER WALBROEL
  DIRECTOR
  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER
  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER
  ROBERT R. GAMBEE
  CHIEF OPERATING OFFICER AND SECRETARY
  JOSEPH M. CHEUNG
  CHIEF FINANCIAL OFFICER AND TREASURER

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

--------------------------------------------------------------------------------
+Member of the Audit Committee

All investment management decisions are made by a committee of United States and German advisors.

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                 [LOGO OMITTED]
                                      CEE
                                     LISTED
                                      NYSE

                 COPIES OF THIS REPORT AND OTHER INFORMATION ARE
                          AVAILABLE AT:WWW.CEEFUND.COM

                 Please note that the Fund is producing monthly
                   newsletters which are e-mailed in Acrobat.
                    If you would like to receive these please
                    call our Shareholder Services Department:
                              1-800-437-6269 ext. 0
                   and a representative will take your request.